                                                                   EXHIBIT 10.45



                       THIRD AMENDMENT TO CREDIT AGREEMENT


        THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of October 7, 1997, is entered into by and among:

               (1) LAM RESEARCH CORPORATION, a Delaware corporation
        ("Borrower");

               (2) Each of the financial institutions currently listed in
        Schedule I to the Credit Agreement referred to in Recital A below (collectively, the "Lenders"); and

               (3) ABN AMRO BANK N.V., San Francisco International Branch, as agent for the Lenders (in such capacity, "Agent").


                                    RECITALS

        A. Borrower, the Lenders and Agent are parties to a Credit Agreement dated as of December 20, 1995, as amended by a First Amendment to Credit Agreement dated as of January 22, 1997, and as amended by a Second Amendment to Credit Agreement dated as of March 30, 1997 (as so amended, the "Credit Agreement").

        B. Borrower has requested the Lenders and Agent to amend the Credit Agreement in certain respects.

        C. The Lenders and Agent are willing so to amend the Credit Agreement upon the terms and subject to the conditions set forth below.


                                    AGREEMENT

        NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, the Lenders and Agent hereby agree as follows:

        1. DEFINITIONS, INTERPRETATION. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other



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capitalized terms used herein shall have the respective meanings given to those terms in the Credit Agreement, as amended by this Amendment. The rules of construction set forth in Section I of the Credit Agreement shall, to the extent not inconsistent with the terms of this Amendment, apply to this Amendment and are hereby incorporated by reference.

        2. AMENDMENTS TO CREDIT AGREEMENT. Subject to the satisfaction of the conditions set forth in paragraph 5 below, the Credit Agreement is hereby amended as follows:

               (a) The definition of "EBIT" set forth in Paragraph 1.01 is amended to read in its entirety as follows:

                      "EBIT" shall mean, with respect to any Person for any
               period, the sum of the following, determined on a consolidated basis in accordance with GAAP where applicable:

                             (a) The net income or net loss of such Person and
                      its Subsidiaries (excluding interest income) for such period before provision for income taxes;

                                      plus

                             (b) All Interest Expenses of such Person and its
                      Subsidiaries accruing during such period (to the extent deducted in calculating net income or loss in clause (a) above).

               (b) The definition of "Interest Expenses" set forth in Paragraph
        1.01 is amended to read in its entirety as follows:

                      "Interest Expenses" shall mean, with respect to any Person for any period, the sum, determined on a consolidated basis in accordance with GAAP, of all interest accruing on the Indebtedness of such Person during such period (including interest attributable to Capital Leases).

               (c) The definition of "Maturity Date" set forth in Paragraph 1.01 is amended to read in its entirety as follows:




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                  "Maturity Date" shall mean December 20, 2000.

               (d) The definition of "Equity Securities" set forth in Paragraph
        1.01 is amended to read in its entirety as follows:

                      "Equity Securities" of any Person shall mean (a) all
               common stock, preferred stock, participations, shares, partnership interests or other equity interests in and of such Person (regardless of how designated and whether or not voting or non-voting) and (b) all warrants, options and other rights to acquire any of the foregoing, other than convertible debt securities which have not been converted into common stock, preferred stock, participations, shares, partnership interests or other equity interests in any such Person.

               (e) The definition of "Subordinated Debt" set forth in Paragraph
        1.01 is amended to read in its entirety as follows:

                      "Subordinated Debt" shall mean, collectively, (i)
               Borrower's $310,000,000 Five Percent (5%) Convertible Subordinated Notes due 2002, and (ii) and any other subordinated debt permitted by Subparagraph 5.02(a)(xi).

               (f) Paragraph 1.01 is amended by adding a new definition of "Debt Service Coverage Ratio" thereto in alphabetical order to read in its entirety as follows:

                      "Debt Service Coverage Ratio" shall mean, with respect to
               any Person for any fiscal quarter, the ratio, determined on a consolidated basis in accordance with GAAP where applicable, of;

                             (a) The EBIT of such Person and its Subsidiaries
                      for such quarter;

                                       to

                             (b) The sum of (i) all Interest Expenses of such
                      Person and its Subsidiaries for such quarter




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                      and (ii) one-fourth of all principal payments on
                      Indebtedness for borrowed money of such Person and its Subsidiaries scheduled for payment during the four quarters immediately succeeding the quarter for which EBIT is calculated pursuant to clause (a).

               (g) Paragraph 1.01 is amended by deleting in their entirety the definitions of "Interest Coverage Ratio", "Leverage Ratio" and "Total Liabilities" set forth therein.

               (h) Subparagraph 5.01(a) is hereby amended by (i) renumbering clause (vi) as clause (vii); (ii) deleting the "; and" at the end of clause (v) thereof and replacing it with a ";", and (iii) adding a new clause (vi) to read in its entirety as follows:

                         (vi)Contemporaneously with any Investment by Borrower
                      consisting of any purchase or other acquisition of any Equity Securities or Indebtedness of any other Person or any capital contribution to or any other investment in any other Person having a value in excess of $60,000,000, a pro forma Compliance Certificate certified by the president, chief financial officer or treasurer of Borrower which sets forth the calculation of the financial ratios and tests provided in Subparagraph 5.02(l) after giving effect to any such Investment; and

               (i) Clause (ii) of subparagraph 5.02(e) is hereby amended to read in its entirety as follows:

                         (ii)Other Investments, provided that the aggregate
                      amount of such other Investments plus the aggregate cost of assets acquired, mergers consummated and Subsidiaries established or acquired by Borrower and its Subsidiaries pursuant to Subparagraph 5.02(d) does not exceed in any fiscal year $150,000,000 for any amounts paid in cash.

               (j) Subparagraph 5.02(l) is hereby amended to read in its entirety as follows:




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                      (l)    Financial Covenants.

                           (i) Borrower shall not permit its Quick Ratio during
                      any period to be less than 1.10 to 1.00.

                          (ii) Borrower shall not permit its Debt Service
                      Coverage Ratio during any period set forth below to be less than the ratio set forth opposite such period below:

                             January 1, 1998 -
                                March 31, 1998.....................1.25 to 1.00;
                             April 1, 1998 -
                                June 30, 1998......................1.50 to 1.00;
                             July 1, 1998 -
                                December 31, 1998..................2.00 to 1.00;
                             Thereafter............................3.00 to 1.00.

                         (iii) Borrower shall not permit its Senior Indebtedness
                      Ratio during any period to be greater than 0.35 to 1.00.

                          (iv) Borrower shall not permit its Tangible Net Worth
                      on any date of determination (such date to be referred to herein as a "determination date") which occurs after September 30, 1997 (such date to be referred to herein as the "base date") to be less than the sum on such determination date of the following:

                                    (A) Ninety percent (90%) of Borrower's and
                             its Subsidiaries Tangible Net Worth as of September 30, 1997, as set forth in the Financial Statements of Borrower and its Subsidiaries for the fiscal quarter ending on September 30,
                             1997;

                                    (B) Seventy-five percent (75%) of the sum of
                             Borrower's consolidated quarterly net income
                             (ignoring any quarterly losses) for each quarter ending after the base date




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                             through and including the quarter ending
                             immediately prior to the determination date;

                                    (C) One hundred percent (100%) of the Net
                             Proceeds of all Equity Securities issued by Borrower and its Subsidiaries during the period commencing on the base date and ending on the determination date; and

                                    (D) One hundred percent (100%) of the
                             aggregate decrease in the total liabilities of Borrower and its Subsidiaries resulting from conversions of convertible Subordinated Indebtedness or other liabilities of Borrower and its Subsidiaries into Equity Securities of Borrower and its Subsidiaries during the period commencing on the base date and ending on the determination date.

                      (v) Borrower shall generate a net profit of at least
               $1.00, determined in accordance with GAAP,for the fiscal quarter ending December 31, 1997.

               (k) Schedule 1.01(a) is amended to read in its entirety as set forth in Attachment "A" hereto.

        3. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Agent and the Lenders that the following are true and correct on the date of this Amendment and that, after giving effect to the amendments set forth in paragraph 2 above, the following will be true and correct on the Effective Date (as defined below):

               (a) The representations and warranties of Borrower set forth in Paragraph 4.01 of the Credit Agreement and in the other Credit Documents are true and correct in all material respects;

               (b) No Default or Event of Default has occurred and is continuing (except such Defaults or Events of Default that have been previously disclosed by Borrower to the Agent); and




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               (c) Each of the Credit Documents is in full force and effect.

(Without limiting the scope of the term "Credit Documents," Borrower expressly acknowledges in making the representations and warranties set forth in this paragraph 3 that, on and after the date hereof, such term includes this Amendment.)

        4. AMENDMENT FEE. On the Effective Date (as defined below), Borrower shall pay to the Agent for distribution to the Lenders in accordance with their respective Proportionate Shares a nonrefundable amendment fee (the "Amendment Fee") of $105,000.

        5. EFFECTIVE DATE. The amendments effected by paragraph 2 above shall become effective on October 7, 1997 (the "Effective Date"), subject to receipt by Agent and the Lenders on or prior to the Effective Date of the following, each in form and substance satisfactory to Agent, the Lenders and their respective counsel:

               (a)    This Amendment duly executed by Borrower and the Lenders;

               (b) A favorable written opinion of Jan Kang, counsel to Borrower, as to such matters as Agent may reasonably request;

               (c) The Amendment Fee payable to each Lender which has executed this Amendment on or prior to the Effective Date; and

               (d) Such other evidence as Agent or any Lender may reasonably request to establish the accuracy and completeness of the representations and warranties and the compliance with the terms and conditions contained in this Amendment and the other Credit Documents.

        6. EFFECT OF THIS AMENDMENT. On and after the Effective Date, each reference in the Credit Agreement and the other Credit Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. Except as specifically amended above, (a) the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed and (b) the execution, delivery and effectiveness of this Amendment




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shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Lenders or Agent, nor constitute a waiver of any provision of the Credit Agreement or any other Credit Document.

        7.     MISCELLANEOUS.

               (a) Counterparts. This Amendment may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

               (b) Headings. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

               (c) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.


        IN WITNESS WHEREOF, Borrower, Agent and the Lenders executing this Amendment have caused this Amendment to be executed as of the day and year first above written.


BORROWER:                           LAM RESEARCH CORPORATION


                                    By:        /s/ Mercedes Johnson
                                        ----------------------------------------
                                         Name:  Mercedes Johnson
                                               ---------------------------------
                                         Title: V.P., CFO
                                               ---------------------------------

AGENT:                              ABN AMRO BANK, N.V., SAN FRANCISCO
                                    INTERNATIONAL BRANCH


                                    By:        /s/ Robin S. Yim
                                        ----------------------------------------
                                         Name:  Robin S. Yim
                                               ---------------------------------
                                         Title: Group Vice President
                                               ---------------------------------

                                    By:        /s/ Candace J. Hsu
                                        ----------------------------------------




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                                         Name:  Candace J. Hsu
                                               ---------------------------------
                                         Title: Corporate Banking Officer
                                               ---------------------------------

LENDERS:                            ABN AMRO BANK, N.V., SAN FRANCISCO
                                    INTERNATIONAL BRANCH

                                    By:        /s/ Robin S. Yim
                                        ----------------------------------------
                                         Name:  Robin S. Yim
                                               ---------------------------------
                                         Title: Group Vice President
                                               ---------------------------------

                                    By:        /s/ Candace J. Hsu
                                        ----------------------------------------
                                         Name:  Candace J. Hsu
                                               ---------------------------------
                                         Title: Corporate Banking Officer
                                               ---------------------------------

                                    BANK OF AMERICA NATIONAL TRUST AND
                                    SAVINGS ASSOCIATION


                                    By:        /s/ Kevin Mc Mahon
                                        ----------------------------------------
                                         Name:  Kevin Mc Mahon
                                               ---------------------------------
                                         Title: Managing Director
                                               ---------------------------------

                                    BANQUE NATIONALE DE PARIS, SAN
                                    FRANCISCO BRANCH


                                    By:        /s/ William J. La Herran
                                        ----------------------------------------
                                         Name:  William J. La Herran
                                               ---------------------------------
                                         Title: Vice President
                                               ---------------------------------

                                    By:        /s/ Charles H. Day
                                        ----------------------------------------
                                         Name:  Charles H. Day
                                               ---------------------------------
                                         Title: Assistant Vice President
                                               ---------------------------------

                                    COMERICA BANK-CALIFORNIA


                                    By:        /s/ Scott T. Smith
                                        ----------------------------------------
                                         Name:  Scott T. Smith
                                               ---------------------------------




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
                                         Title: Vice President
                                               ---------------------------------

                                    WELLS FARGO BANK, N.A.


                                    By:        /s/    Matt Jurgens
                                        ----------------------------------------
                                         Name:  Matt Jurgens
                                               ---------------------------------
                                         Title: Assistant Vice President
                                               ---------------------------------

                                    By:
                                        ----------------------------
                                         Name:
                                              ----------------------
                                         Title:
                                               ---------------------

                                    BANKBOSTON, N.A.


                                    By:        /s/  Joseph L. Massimo
                                        ----------------------------------------
                                         Name:  Joseph L. Massimo
                                               ---------------------------------
                                         Title: Vice President
                                               ---------------------------------

                                    UNION BANK OF CALIFORNIA, N.A.


                                    By:        /s/  Wade Schlueter
                                        ----------------------------------------
                                         Name:  Wade Schlueter
                                               ---------------------------------
                                         Title: Vice President
                                               ---------------------------------

                                    THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                    SAN FRANCISCO AGENCY


                                    By:        /s/    Haruhiko Masuda
                                        ----------------------------------------
                                         Name:  Haruhiko Masuda
                                               ---------------------------------
                                         Title: Deputy General Manager
                                               ---------------------------------




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                         ATTACHMENT A TO THIRD AMENDMENT

                                SCHEDULE 1.01(A)

                                  PRICING GRID

                                                 LEVEL 1        LEVEL 2          LEVEL 3
                                                 -------        -------          -------
APPLICABLE MARGINS:
        Base Rate Loans                           0.00%           0.00%           0.00%
        LIBOR Loans                               0.55%           0.65%           0.75%

COMMITMENT FEE PERCENTAGE:                        0.20%           0.225%          0.25%
-------------------------
LC USAGE FEE PERCENTAGE:
------------------------
Non-Financial Performance
   Letters of Credit                              0.275%*         0.325%*         0.375%*
Financial Performance Letters
   of Credit                                      0.55%*          0.65%*          0.75%*

* Does not include LC Issuance Fees payable to Issuing Bank

                                   EXPLANATION

1. The Applicable Margin for each Borrowing and Loan, the Commitment Fee Percentage, and the LC Usage Fee Percentage will be determined as provided below and will vary depending upon whether Level 1 pricing, Level 2 pricing or Level 3 pricing is applicable.

2. From the Closing Date until the date that either Paragraph 3 or Paragraph 4 below is applicable, Level 1 pricing shall apply.

3. At all times that Paragraph 4 does not apply, commencing on the fifteenth day following the date Borrower is first required to deliver the Financial Statements and information under Subparagraphs 5.01(a)(i) and (iii) of the Credit Agreement, pricing will vary depending upon Borrower's Senior Indebtedness Ratio as set forth in such Financial Statements and information:





                                   1.01(a)-1

        (a) If the Senior Indebtedness Ratio is less than 0.175, Level 1 pricing will apply.

        (b)    If the Senior Indebtedness Ratio is equal to or greater than
               0.175 but less than or equal to 0.25, Level 2 pricing will apply.

        (c) If the Senior Indebtedness Ratio is greater than 0.25, Level 3 pricing will apply.

4. On and after the fifteenth day following the Borrower's failure to deliver to Agent the Financial Statements and information required under Subparagraphs 5.01(a)(i) and (iii) of the Credit Agreement within the time periods set forth therein, and until the fifteenth day following receipt by Agent of such Financial Statements and information (at which time Paragraph 3 above will apply), Level 3 pricing will apply.

5.      Examples:

        (a) The Senior Indebtedness Ratio for the fiscal quarter ending December 31, 1997 is 0.14. Assuming the Financial Statements and information are delivered within the time periods required under the Credit Agreement, commencing March 6, 1998, Level 1 pricing will apply.

        (b) The Senior Indebtedness Ratio for the fiscal quarter ending March 31, 1998 is 0.18. Assuming the Financial Statements and information are delivered within the time periods set forth in the Credit Agreement, commencing June 4, 1998, Level 2 pricing will apply.






                                   1.01(a)-2